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                                                                  EXECUTION COPY

                          BNSF STOCK OPTION AGREEMENT


     This STOCK OPTION AGREEMENT, dated as of December 18, 1999 (this "Agreement"), is between BURLINGTON NORTHERN SANTA FE CORPORATION, a Delaware corporation ("Issuer"), and CANADIAN NATIONAL RAILWAY COMPANY, a Canadian corporation ("Grantee").


                                    RECITALS

     A. The Combination Agreement. Prior to the entry into this Agreement and prior to the grant of the Option (as defined in Section 1(a)), Issuer, Grantee, NORTH AMERICAN RAILWAYS, INC., a Delaware corporation owned 50% by Issuer and 50% by Grantee ("Newco"), and Western Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Newco ("Merger Sub"), have entered into a Combination Agreement, dated as of the date of this Agreement (the "Combination Agreement"), pursuant to which Grantee and Issuer have agreed to effect certain transactions upon the terms and subject to the conditions set forth in the Combination Agreement.

     B. The Stock Option Agreement. As an inducement and condition to Grantee's willingness to enter into the Combination Agreement, and in consideration thereof, the board of directors of Issuer has approved the grant to Grantee of the Option pursuant to this Agreement and the acquisition of Common Stock (as defined below) by Grantee pursuant to this Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth in this Agreement and in the Combination Agreement, the parties agree as follows:

     1. The Option. (a) Issuer hereby grants to Grantee an irrevocable option (the "Option") to purchase, subject to the terms and conditions of this Agreement, up to 64,992,261 fully paid and nonassessable shares of common stock, par value $0.01 per share ("Common Stock"), of Issuer at a price per share in cash equal to the average of the closing price of Issuer's Common Stock on the New York Stock Exchange (as reported in The Wall Street Journal, New York City edition) on the five trading days ending on the last trading day preceding the Notice Date (as defined below) (the "Option Price"); provided, however, that in no event shall the number of shares for which the Option is exercisable exceed 12.5% of the shares of Common Stock issued and outstanding at the time of exercise (giving effect to the shares of Common Stock issued or issuable under the Option) (the "Maximum Applicable Percentage"). The number of shares of Common Stock purchasable upon exercise of the Option are subject to adjustment as set forth in this Agreement.
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     (b) In the event that any additional shares of Common Stock are issued or otherwise become outstanding after the date of this Agreement (other than pursuant to this Agreement), the aggregate number of shares of Common Stock purchasable upon exercise of the Option (inclusive of shares, if any, previously purchased upon exercise of the Option) shall automatically be increased (without any further action on the part of Issuer or Grantee being necessary) so that, after such issuance, it equals the Maximum Applicable Percentage. No such increase shall affect the Option Price.

     2. Exercise; Closing. (a) Manner of Exercise; Termination. Grantee or any other person that shall become a holder of all or part of the Option in accordance with the terms of this Agreement (each such person being sometimes referred to in this Agreement as the "Holder") may exercise the Option, in whole or in part, by delivering a written notice thereof as provided in Section 2(d) within 18 months following the occurrence of a Triggering Event (as defined in Section 2(b)) unless prior to such Triggering Event either the Merger Effective Time or the Arrangement Effective Time (as such terms are defined in the Combination Agreement) shall have occurred or the Option shall have terminated in accordance with the following sentence. The Option shall terminate upon any of (i) the occurrence of either the Merger Effective Time or the Arrangement Effective Time, (ii) if no notice pursuant to the preceding sentence has been delivered prior thereto, the close of business on the day 18 months after the date that Grantee becomes entitled to receive the BNSF Termination Fee (as defined in the Combination Agreement) under Section 10.4(b) of the Combination Agreement, (iii) the performance of the CN Stock Option Agreement (as defined in the Combination Agreement) by Grantee or the right of Issuer to purchase shares of Grantee's common stock upon exercise of the option granted thereunder shall have been finally enjoined or held invalid by a court of competent jurisdiction or (iv) the execution of or the written agreement to enter into an agreement or series of agreements relating to a Business Combination Transaction (as defined below) with such Holder; provided, however, that in the event that any portion of the Option is held by any other person other than the Grantee in accordance with the terms of this Agreement, any termination pursuant to clause (iv) above shall only apply to such portion of the Option held by such Holder and shall not effect that portion of the Option held by the Grantee or such other persons, as the case may be. A "Business Combination Transaction" shall mean (i) a consolidation, exchange of shares or merger of a Holder with any Person and, in the case of a merger, in which the Holder shall not be the continuing or surviving corporation, (ii) any transaction (including, without limitation, a consolidation, exchange of shares or merger) in which the Holder shall be the continuing or surviving corporation but the then outstanding shares of capital stock of the Holder shall be changed into or exchanged for stock or other securities of the Holder or any other Person or cash or any other property or the capital stock of such Holder outstanding immediately before such transaction shall after such transaction represent less than 50% of the common shares and common share equivalents of such Holder outstanding immediately after the transaction or (iii) a sale, lease or other transfer of all or substantially all the assets of the Holder to any Person.

     (b) Triggering Event. A "Triggering Event" shall have occurred if the Combination Agreement is terminated and Grantee shall have become entitled to receive the BNSF Termination Fee pursuant to Section 10.4(b) of the Combination Agreement.

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     (c) Notice of Triggering Event by Issuer.  Issuer shall notify Grantee promptly in writing of the occurrence of any Triggering Event, it being understood that the giving of such notice by Issuer shall not be a condition to the right of the Holder to exercise the Option.

     (d) Notice of Exercise by Grantee. If the Holder shall be entitled to and wishes to exercise the Option, it shall send to Issuer a written notice (the date of which is referred to in this Agreement as the "Notice Date") specifying
(i) the total number of shares that the Holder will purchase pursuant to such exercise and (ii) a place and date (a "Closing Date") not earlier than three business days nor later than 30 business days from the Notice Date for the closing of such purchase (a "Closing"); provided, that if the Closing cannot be effected by reason of the application of any law or regulation, (x) the Holder or Issuer, as required, promptly after the giving of such notice shall file the required notice, report, filing or application for approval and shall expeditiously process the same and (y) the Closing Date shall be extended to not later than the tenth business day following the expiration or termination of the restriction imposed by such law. Each of the Holder and the Issuer agrees to use its reasonable best efforts to cooperate with and provide information to Issuer or Holder, as the case may be, for the purpose of any required notice, report, filing or application for approval.

     (e) Payment of Purchase Price. At each Closing, the Holder shall pay to Issuer the aggregate purchase price for the shares of Common Stock purchased pursuant to the exercise of the Option in immediately available funds by a wire transfer to a bank account designated by Issuer; provided, that failure or refusal of Issuer to designate such a bank account shall not preclude the Holder from exercising the Option, in whole or in part.

     (f) Delivery of Common Stock. At such Closing, simultaneously with the payment of the purchase price by the Holder, Issuer shall deliver to the Holder a certificate or certificates representing the number of shares of Common Stock purchased by the Holder and, if the Option shall be exercised in part only, a new Option evidencing the rights of the Holder to purchase the balance (as adjusted pursuant to Section 1(b)) of the shares of Common Stock then purchasable under this Agreement.

     (g) Restrictive Legend. Certificates for Common Stock delivered at a Closing shall be endorsed with a restrictive legend that shall read substantially as follows:

          "The transfer of the shares represented by this certificate is subject to resale restrictions arising under the Securities Act of 1933, as amended."

It is understood and agreed that the above legend shall be removed by delivery of substitute certificate(s) without such legend if the Holder shall have delivered to Issuer a copy of a letter from the staff of the Securities and Exchange Commission, or a written opinion of counsel, in form and substance reasonably satisfactory to Issuer, to the effect that such legend is not required for purposes of the Securities Act of 1933, as amended (the "Securities Act"). In addition, such certificates shall bear any other legend as may be required by applicable law.

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     (h) Ownership of Record; Tender of Purchase Price; Expenses.  Upon the
giving by the Holder to Issuer of a written notice of exercise referred to in
Section 2(d) and the tender of the applicable purchase price in immediately available funds, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of Issuer shall then be closed or that certificates representing such shares of Common Stock shall not have been delivered to the Holder. Issuer shall pay all expenses, and any and all United States and Canadian federal, provincial, territorial, state and local taxes and other charges that may be payable in connection with the preparation, issue and delivery of stock certificates under this Section 2 in the name of the Holder or its assignee, transferee or designee.

     (i) Effect of Statutory or Regulatory Restraints on Exercise. To the extent that, upon or following the giving by the Holder to Issuer of a written notice of exercise referred to in Section 2(d), Issuer is prohibited under applicable law or regulation from delivering to the Holder a certificate or certificates representing the number of shares of Common Stock purchased by the Holder, Issuer shall immediately so notify the Holder in writing and thereafter deliver or cause to be delivered, from time to time, to the Holder the portion of the Option Shares that Issuer is no longer prohibited from delivering, within two business days after the date on which it is no longer so prohibited; provided, however, that upon notification by Issuer in writing of such prohibition, the Holder may, at any time after receipt of such notification from Issuer, revoke in writing its exercise notice, whether in whole or to the extent of the prohibition, whereupon, in the latter case, Issuer shall promptly (i) deliver to the Holder that portion of the Option Shares that Issuer is not prohibited from delivering pursuant to the time periods set forth in Section 2(d); and (ii) deliver to the Holder, as appropriate, with respect to the Option, a new Stock Option Agreement evidencing the right of the Holder to purchase that number of shares of Common Stock for which the surrendered Stock Option Agreement was exercisable at the time of giving the written notice of
exercise referred to in Section 2(d).   Notwithstanding anything to the contrary
in this Agreement, the period for exercise of rights related to the Option set forth in Section 2(a) shall be extended, at the request of Holder, for a period not to exceed 180 days from the date that the Option would have terminated pursuant to Section 2(a) hereof or such shorter period necessary to permit the delivery of all the Option Shares subject to the exercise notice.

     (j) Conditions to Exercise. The obligation of the Issuer to effect the Closing shall be subject to the condition that the issuance of the Option Shares at the Closing shall not be prohibited by any law, regulation, injunction or order of any Governmental Entity (as defined in the Combination Agreement).

     (k) Waiver of Voting Rights. The Grantee agrees that it shall have no voting rights, and shall not exercise or permit to be exercised any voting rights in any circumstance, in respect of the Option or the Common Stock purchasable under the Option unless, until, and only to the extent that the Option has been exercised and Common Stock has been actually purchased thereunder.

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     3.   Covenants of Issuer.  In addition to its other agreements and covenants in this Agreement, Issuer agrees:

          (a) Shares Reserved for Issuance. It will maintain, free from preemptive rights, sufficient authorized but unissued shares of Common Stock to issue the appropriate number of shares of Common Stock pursuant to the terms of this Agreement so that the Option may be fully exercised without additional authorization of Common Stock after giving effect to all other options, warrants, convertible securities and other rights of third parties to purchase shares of Common Stock from Issuer.

          (b) No Avoidance. It will not avoid or seek to avoid (whether by amendment of its constitutive documents or through reorganization, consolidation, merger, issuance of rights, dissolution or sale of assets, or by any other voluntary act) the observance or performance of any of the covenants, agreements or conditions to be observed or performed under this Agreement by Issuer.

          (c) Further Assurances. After the date of this Agreement, it will promptly take all actions as may from time to time be required (including
     (i) seeking any necessary governmental approval, exemption or other authorization, (ii) complying with all applicable premerger notification, reporting and waiting period requirements under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended and (iii) in the event that prior notice, report, filing or approval with respect to any Governmental Entity is necessary under any applicable foreign, United States or Canadian federal, provincial, territorial, state or local law before the Option may be exercised, cooperating fully with the Holder in preparing and processing the required applications or notices) in order to permit each Holder to exercise the Option and purchase shares of Common Stock pursuant to such exercise and to take all action necessary to protect the rights of the Holder against dilution.

          (d) Stock Exchange Listing. It will use its reasonable best efforts to cause the shares of Common Stock to be issued pursuant to the Option to be approved for listing (to the extent they are not already listed) on all securities exchanges on which shares of Common Stock of the Issuer are then listed, subject to official notice of issuance.

     4. Representations and Warranties of Issuer. Issuer represents and warrants to Grantee as follows:

          (a) Shares Reserved for Issuance; Capital Stock. Issuer has taken all necessary corporate action to authorize and reserve, free from preemptive rights, and permit it to issue, sufficient authorized but unissued shares of Common Stock so that the Option may be fully exercised without additional authorization of Common Stock after giving effect to all other options, warrants, convertible securities and other rights of third parties to purchase shares of Common Stock from Issuer, and all such shares, upon issuance pursuant to the Option, will be duly authorized, validly issued, fully paid and

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     nonassessable, and will be delivered free and clear of all claims, liens, encumbrances, and security interests (other than those created by this Agreement) and not subject to any preemptive rights.

     5. Adjustments. In addition to the adjustment to the total number of shares of Common Stock purchasable upon exercise of the Option pursuant to
Section 1(b), the total number of shares of Common Stock purchasable upon the exercise of the Option shall be subject to adjustment from time to time as follows:

          (a) In the event of any change in the outstanding shares of Common Stock by reason of stock dividends, split-ups, mergers, recapitalizations, combinations, subdivisions, conversions, exchanges of shares or the like, the type and number of shares of Common Stock purchasable upon exercise of the Option, shall be appropriately adjusted, and proper provision shall be made in the agreements governing any such transaction, so that (i) any Holder shall receive upon exercise of the Option the number and class of shares, other securities, property or cash that such Holder would have received in respect of the shares of Common Stock purchasable upon exercise of the Option if the Option had been exercised and such shares of Common Stock had been issued to such Holder immediately prior to such event or the record date therefor, as applicable and (ii) in the event any additional shares of Common Stock are to be issued or otherwise become outstanding as a result of any such change (other than pursuant to an exercise of the Option), the number of shares of Common Stock purchasable upon exercise of the Option shall be increased so that, after such issuance and together with shares of Common Stock previously issued pursuant to the exercise of the Option (as adjusted on account of any of the foregoing changes in the Common Stock), the number of shares so purchasable equals the Maximum Applicable Percentage of the number of shares of Common Stock issued and outstanding immediately after the consummation of such change. If any such change in the outstanding shares of Common Stock occurs at any time on or after the first trading day included in the calculation of the Option Price and prior to the Closing, equitable adjustment shall be made to the Option Price to reflect the effect of such changes.

          (b) Without limiting the parties' relative rights and obligations under the Combination Agreement, in the event that Issuer enters into an agreement or arrangement (i) to consolidate with or merge into any person, other than Grantee or one of its subsidiaries, and Issuer will not be the continuing or surviving corporation in such consolidation or merger, (ii) to permit any person, other than Grantee or one of its subsidiaries, to merge into Issuer and Issuer will be the continuing or surviving corporation, but in connection with such merger, the shares of Common Stock outstanding immediately prior to the consummation of such merger will be changed into or exchanged for stock or other securities of Issuer or any other person or cash or any other property, or the shares of Common Stock outstanding immediately prior to the consummation of such merger will, after such merger, represent less than 50% of the outstanding voting securities of the merged company, or (iii) to sell or otherwise transfer

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     all or substantially all of its assets to any person, other than Grantee or one of its subsidiaries, then, and in each such case, the agreement governing such transaction will make proper provision so that the Option will, upon the consummation of any such transaction and upon the terms and conditions set forth herein, be converted into, or exchanged for, an option with identical terms appropriately adjusted to acquire the number and class of shares or other securities or property that Grantee would have received in respect of the Common Stock if the Option had been exercised immediately prior to such consolidation, merger, sale or transfer or the record date therefor, as applicable and make any other necessary adjustments.

     6. Registration. (a) Upon the occurrence of a Triggering Event, Issuer shall, at the request of a Holder, as promptly as practicable prepare, file and keep current a shelf registration statement under the Securities Act covering any or all shares issued and issuable pursuant to the Option and shall use its best efforts to cause such registration statement to become and remain effective for such period as may be reasonably necessary to permit the sale or other disposition of any shares of Common Stock issued upon total or partial exercise of the Option ("Option Shares") in accordance with any plan of disposition requested by such Holder; provided, however, that Issuer may suspend filing of or maintaining the effectiveness of a registration statement relating to a registration request by a Holder under this Section 6 for a period of time (not in excess of 60 days in the aggregate) if in its judgment such filing of such registration statement or the maintenance of its effectiveness would require the disclosure of nonpublic information that Issuer has a good faith business purpose for preserving as confidential. Subject to the foregoing, Issuer will use its reasonable best efforts to cause such registration statement to become effective as soon as practicable. In connection with any such registration, Issuer and the Holder requesting such registration shall provide each other with representations, warranties, indemnities and other agreements customarily given in connection with such registrations. If requested by such Holder in connection with such registration, Issuer shall become a party to any underwriting agreement relating to the sale of such shares, but only to the extent of obligating Issuer in respect of representations, warranties, indemnities, contribution and other agreements customarily made by issuers in such underwriting agreements.

     (b) In the event that such Holder so requests, the closing of the sale or other disposition of the Common Stock or other securities pursuant to a registration statement filed pursuant to Section 6(a) shall occur substantially simultaneously with the exercise of the Option.

     (c) Any registration statement prepared and filed under this Section 6 and any sale covered thereby, will be at Issuer's expense except for underwriting discounts or commissions, brokers' fees and the fees and disbursements of the Holder's counsel related thereto. In connection with any registration pursuant to this Section 6, Issuer and such Holder will provide each other and any underwriter of the offering with customary representations, warranties, covenants, indemnification, and contribution in connection with such registration.

     7. Extension of Exercise Periods. The periods for exercise of certain rights under Section 2 shall be extended in each such case at the request of the Holder to the extent necessary

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

to avoid liability by the Holder under Section 16(b) of the Securities Exchange Act of 1934, as amended ("Section 16(b)"), by reason of such exercise.

     8. Assignment. Neither party may assign any of its rights or obligations under this Agreement or the Option to any other person without the express written consent of the other party. Any attempted assignment in contravention of the preceding sentence shall be null and void.

     9. Filings; Other Actions. The parties hereto will use their reasonable best efforts to make all filings with, and to obtain consents of, all third parties and governmental authorities necessary for the consummation of the transactions contemplated by this Agreement.

     10. Specific Performance. The parties acknowledge that damages would be an inadequate remedy for a breach of this Agreement by either party and that the obligations of the parties shall be specifically enforceable through injunctive or other equitable relief.

     11. Severability. The provisions of this Agreement, the Combination Agreement and any other agreement contemplated by the Combination Agreement shall be deemed severable and the invalidity or unenforceability of any provision of this Agreement, the Combination Agreement or any other agreement contemplated by the Combination Agreement shall not affect the validity or enforceability of the other provisions of this Agreement or any provisions of such other agreement. Without limiting the generality of the foregoing, the invalidity or unenforceability of any provision of any such other agreement shall not affect the validity or enforceability of any provision of this Agreement. If any provision of this Agreement or any such other agreement or the application thereof to any Person or any circumstance, is invalid or unenforceable, (i) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (ii) the remainder of this Agreement or any such other agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction. If for any reason a Governmental Entity determines that the Holder is not permitted to acquire the full number of shares of Common Stock provided in Section 1(a) of this Agreement (as adjusted pursuant to Sections 1(b) and 5 of this Agreement), it is the express intention of Issuer to allow the Holder to acquire or to require Issuer to repurchase such lesser number of shares as may be permissible, without any amendment or modification of this Agreement or any other agreement executed or to be executed in connection herewith.

     12. Notices. Notices, requests, instructions or other documents to be given under this Agreement shall be in writing and shall be deemed given, (i) when sent, if sent by facsimile, provided that a copy of the facsimile is promptly sent by U.S. mail and confirmation of receipt has been delivered (ii) when delivered, if delivered personally to the intended recipient, and (iii) one business day later, if sent by overnight delivery via an international courier service and, in each case at the respective addresses of the parties set forth in the Combination Agreement.

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     13.  Expenses.  Except as otherwise expressly provided in this Agreement or in the Combination Agreement, all costs and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring such expense, including fees and expenses of its own financial consultants, investment bankers, accountants, and counsel.

     14. Entire Agreement. This Agreement, the Confidentiality Agreement (as defined in the Combination Agreement) and the Combination Agreement (including any other exhibits thereto and the ancillary agreements contemplated thereby) constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties, both written and oral, between the parties, with respect to the subject matter of this Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties and their respective successors and permitted assigns. Nothing in this Agreement is intended to confer upon any person or entity, other than the parties to this Agreement, and their respective successors and permitted assigns, any rights or remedies under this Agreement.

     15.  Governing Law and Venue; Waiver of Jury Trial.

     (a) This Agreement shall be deemed to be made in and in all respects shall be interpreted, construed and governed by and in accordance with the laws of the State of New York without regard to the conflict of law principles thereof. The parties hereby irrevocably and unconditionally consent to submit to the exclusive jurisdiction of both the courts of the State of Delaware and of the United States of America located in Wilmington, Delaware (the "Delaware Courts") and the Quebec Superior Court located in Montreal, Quebec (the "Quebec Court") for any litigation arising out of or relating to this Agreement and the transactions contemplated by this Agreement, waive any objection to the laying of venue of any such litigation in the Delaware Courts or the Quebec Court and agree not to plead or claim in any Delaware Court or the Quebec Court that such litigation brought therein has been brought in an inconvenient forum; provided, however, that the parties agree that any proceedings in the Quebec Court arising out of or relating to this Agreement and the transactions contemplated by this Agreement shall be conducted in English and all written documents relating to any such proceedings shall be written in English.

     (b) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY

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UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY
MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER
INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND
CERTIFICATIONS IN THIS SECTION 15.

     16. U.S. Dollars. All amounts paid or payable hereunder, and all prices referenced hereunder, shall be in United States Dollars.

     17. Effectiveness. This Agreement shall not be effective until, but shall become effective automatically immediately, without any action on the part of Issuer, Grantee or any Holder, when, the Reciprocating Event (as defined below) occurs. The "Reciprocating Event" shall mean the approval by The Toronto Stock Exchange of both (i) the grant of the option granted to Issuer by Grantee under the CN Stock Option Agreement and (ii) the issuance of the shares of Grantee's common stock issuable thereunder.

     18. Captions. The Section and paragraph captions in this Agreement are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions of this Agreement.

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     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by duly authorized officers of the parties as of the day and year first written above.



                              CANADIAN NATIONAL RAILWAY COMPANY



                              By:/s/ Paul M. Tellier
                                 ----------------------------------------------
                              Name: Paul M. Tellier
                              Title: President and Chief Executive Officer



                              BURLINGTON NORTHERN SANTA FE
                              CORPORATION



                              By:/s/ Robert D. Krebs
                                 ----------------------------------------------
                              Name: Robert D. Krebs
                              Title: Chairman and Chief Executive Officer